SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {X}  Definitive Additional Materials
  { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
                  -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

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       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions: ________________

       (5)  Total fee paid.
  --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party: ____________________________________________________

       (4)  Date Filed: ______________________________________________________


                            [NEWSPAPER ADVERTISEMENT]

          Thank you, Florida, for your warm support of Washington
          Mutual and Great Western.

          [Graphic: Excerpts from letters.]

          "The numerous commitments made by the Washington Mutual/Great Western Partnership should not only be commended, but highly encouraged and emulated by others in the industry...We at Miami-Dade Neighborhood Housing Services, Inc., proudly support the proposed merger..."
                                                     Gail Williams-
                   Miami-Dade Neighborhood Housing Services, 5/5/97

          "Great Western has been a terrific corporate citizen in Dade County and south Florida...it appears that Washington Mutual will continue to follow the leadership established by Great Western."
                                                 William O. Cullom-
                      The Greater Miami Chamber of Commerce, 5/5/97

          "I am writing in support of the proposed merger of Great Western Bank and Washington Mutual...the Orlando Neighborhood Improvement Corporation strongly supports the proposed merger of Great Western Bank and Washington Mutual."
                                                  Robert E. Ansley-
              Orlando Neighborhood Improvement Corporation, 4/16/97

          "We truly appreciate Great Western/Washington Mutual's commitment to diversity as reflected in its current minority-owned business program."
                                                     Windell Paige-
          Florida Regional Minority Purchasing Council, Inc.,
          5/2/97

          "We are writing to express our support for the merger of Great Western and Washington Mutual."
                                                   Donald E. Bowen-
                      Urban League of Broward County, Inc., 4/16/97

          These are just a few of the many letters we have received supporting Washington Mutual and Great Western.

          The community has spoken.

          WASHINGTON MUTUAL/GREAT WESTERN FINANCIAL: BUILDING A
          PARTNERSHIP WITH THE COMMUNITY

          [Washington Mutual logo]             [Great Western logo]

          May 19, 1997